SECOND AMENDMENT TO
                  EMPLOYMENT AGREEMENT


     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered as of the 1st day of March, 2004 (the "Amendment"), by and among MDI Technologies, Inc., a Delaware corporation ("MDI-Del"), MDI Technologies, Inc., a Missouri corporation (formerly known as Management-Data, Inc.) ("MDI-Mo") and Todd Spence, an individual ("Employee").

     WHEREAS, Employee currently is an officer of both MDI-
Del and MDI-Mo and an employee of MDI-Mo; and

     WHEREAS, Employee and MDI-Mo previously have entered into an Employment Agreement effective as of August 23, 2000, which was amended on January 31, 2003 (as amended, the "Employment Agreement"); and

     WHEREAS, Employee and MDI-Del also previously have entered into a Shareholder Agreement dated as of October 20, 2003 (the "Shareholder Agreement"), by which MDI-Del and Employee made certain agreements relating to shares of MDI-Del stock owned by Employee; and

     WHEREAS, the parties now desire to rescind the Shareholder Agreement and to amend the Employment Agreement to provide Employee with certain benefits and to provide MDI-
Del and MDI-Mo (collectively, the "Company") with certain covenants concerning Employee's stock;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     A.  A new Section 12 hereby is added to the Employment
Agreement to read in its entirety as follows:

          12.  Covenants Related to Employee's Stock.

               a.  Shareholder Agreement.  The Shareholder
Agreement is rescinded and is void ab initio.

               b.  Transfer Restrictions.  Employee shall
not, other than as expressly permitted by this Section 12, transfer directly or indirectly any or all shares of the Company's common stock that the Employee now owns of record of beneficially and all shares of the Company's common stock that Employee at any time hereafter acquires of record or beneficially (collectively, the "Shares"). The following transfers of Shares are permitted: (i) to a trust for Employee's sole benefit, of which Employee is the sole grantor and a trustee, which is revocably by Employee at any time or as to which Employee is able at any time to revest in his name title to the Shares transferred to such trust; (ii) to anyone if the specific transfer (or plan of transfer) is approved by the Company's Board of Directors or a duly constituted committee of the Board; and (iii) to anyone in a sale conducted


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through a licensed securities broker on the public securities markets so long as (A) the number of Shares sold on any given day does not exceed 10% of the Company's average daily trading volume as reported on the Company's principal securities exchange or quotation service for the 20 trading days ending ono the last trading day of the calendar month preceding the proposed transfer, (B) the number of Shares sold, when added together with all previous sales of Shares by Employee during the preceding three months, does not exceed 200% of the Company's average weekly trading volume as reported on the Company's principal securities exchange or quotation service for the 50 trading days (10 weeks consisting of 5 trading days each) ending on the last trading day of the calendar month preceding the proposed transfer, and (C) all applicable securities laws and rules (such as federal Rule 144) are complied with, in the opinion of legal counsel for the Company. Employee shall have the burden of demonstrating to the Company that the foregoing numerical limits are observed. For this purpose, a "week" shall consist of five consecutive trading days, even if those days occur in different calendar weeks. Employee shall not own Shares in "street name" or other nominee accounts, and all certificates representing Shares shall prominently bear the following legend on the face or reverse thereof: "The shares evidenced by this certificate are subject to substantial restrictions on transfer under an Employment Agreement with the issuer, and may not be transferred except in accordance therewith." For purposes of this paragraph, Shares are beneficially owned if they would require to be included in a report of ownership by Employee on federal Schedule 13D (whether or not Employee then is required to make such a report). The transfer restrictions imposed by this Section
12 shall continue to apply to any trust or other person who obtains Shares pursuant to clauses (i) or (ii) of this paragraph, and any certificates representing such Shares shall continue to bear the legend specified above and shall continue to be treated as Shares owned by Employee for all purposes of this Section 12 and the Trust mentioned below.
The Company shall remove the foregoing legend from any certificate representing Shares sold in conformity with clause (iii) of this paragraph. The Company may ignore any transfers purported to be taken in contravention of this Agreement; the Company may elect to recognize any such purported transfer on a case-by-case basis, but only if the purported transferee executes and delivers an instrument satisfactory to the Company which causes the transferee to be bound by this Section 12 and the VTA.

               c. Life Insurance. During Employee's life, the Company shall obtain and shall maintain a life insurance policy (the "Life Policy") on Employee's life payable to Employee's estate or to any trust or other person designated by the Employee to the Company in a writing signed and dated by Employee with his signature notarized. The Life Policy shall pay a $4 million cash benefit to its beneficiary upon Employee's death. The initial Life Policy shall be mutually agreeable to the Company and Employee. Employee shall own the Life Policy and, with the Company's consent, may amend, adjust, or replace it (and may replace the insurance underwriter) from time to time. The Company and the Employee shall provide each other with a copy of the Life Policy as it is in effect from time to time.

               d.  Voting Trust.  Upon Employee's death or
legal incapacity, all of Employee's Shares shall be placed into a voting trust (the "Trust") as promptly as possible. Employee and/or all persons holding Shares of record that are beneficially owned by Employee and/or Employee's executor, representative, attorney-in-fact, trustee, or other persons(s) ("Executor") empowered to act for Employee and/or Employee's estate and/or revocable trust and/or testamentary trust and/or other entity (whichever may own Shares)(the "Estate") shall executed and deliver to the Company and the voting trustee (the "Trustee") the Voting Trust Agreement ("VTA") substantially in the form attached hereto as Exhibit
A. If the Estate distributes Shares prior to execution of the VTA, the Estate shall cause the distributees to execute and deliver the VTA. During his life Employee shall take all steps necessary to cause his Estate and any persons holding Shares of record beneficially for him to be subject to this Agreement and to execute and deliver the VTA upon his death or incapacity. The initial Trustee shall be designated by the Company's Board of Directors; thereafter, successor Trustees (if any) shall be appointed in accordance with the VTA. The Executor or Estate may transfer or distribute interests in the VTA to Employee's legatees, heirs, beneficiaries, or other persons entitled to some or all of the Shares absent this Agreement, all in accordance with the VTA. The term of the Trustee shall be 20 years, and the Trust in all respects shall be governed by the VTA. Notwithstanding the foregoing, the VTA shall not be executed, and this Section 12(d) shall no longer apply, if at the time of Employee's death or incapacity one of the events has occurred which, under the terms of the VTA, would require the VTA to terminate.

               e.  Buy-Sell; Secondary Offering.  After
Employee's death, the VTA will provide that the Trust shall sell Shares in an underwritten secondary offering of Shares conducted by the Company if, and to the extent that, such an offering is conducted under the terms specified in the VTA. Correspondingly, the VTA will require the Company periodically to consult with a competent underwriter to determine the efficacy, within the requirements of the VTA, of conducting a secondary offering without substantial and adversely affecting either he stock price of the Company's common stock or the Company's capital plans and, if such an offering is efficacious, the Company shall cause that offering to occur as provided in the VTA.

               f. Survival. This Section 12 shall survive until the VTA is executed by all parties thereto and all Shares are duly deposited with the Trustee in the Trust, notwithstanding: anything else in this Agreement to the contrary other than this Section 12(f); the termination of Employee's employment for any reason under any circumstances; Employee's disability, incapacity, or retirement; a merger, consolidation, or other similar event involving the Company; the termination of this Agreement for any reason under any circumstances; or, any act or omission of Employee or the Company. Paragraphs (b) through (e) of this Section 12 shall not survive any mutual agreement of the parties in writing that expressly specifies that this Section 12 shall be terminated or abandoned; however, nothing the parties do shall restore the Shareholder Agreement except pursuant to the last sentence of this paragraph. If the VTA is not executed by the parties because it is not required to be (or because all parties at that time agree not to do so), then paragraphs (a), (b), (c), and (f) of this Section 12 shall survive until Employee's death in lieu of the execution of the VTA and the deposit of the Shares. If the Company ceases to have a class of equity security registered under the Securities Exchange Act of 1934, as amended (if it "goes private"), then the parties agree to renegotiate this Section 12 in good faith based on the circumstances then prevailing. If the Company has negotiated in good faith and if such negotiations nevertheless reach an impasse, the Company may choose either to affirm and maintain Section 12 (including the requirements to maintain insurance and execute the VTA) in its entirety, or to rescind Section 12 in its entirety (including paragraph
(a), which would reinstate the Shareholder Agreement), in the Company's sole discretion.

     B. Section 11(g) hereby is amended to read in its entirety as follows:

          11.  Miscellaneous.

               g.  This Agreement shall be subject to and
governed by the substantive laws of the State of Missouri, without regard to choice of law principles.

     C. MDI-Del is made an additional party to the Employment Agreement. MDI-Del assumes each and every obligation of MDI-Mo under the Employment Agreement.
Employee agrees that MDI-Del has all of the rights of MDI-Mo under the Employment Agreement. As used in the Employment
Agreement, the term "Company" shall mean both MDI-Del and MDI-Mo unless the context requires otherwise.

     D. Except as set forth herein, all of the terms and conditions of the Employment Agreement shall remain unmodified and in full force and effect.

     E. Nothing herein contained shall be deemed to or shall in any manner amend or impair any other agreement between the Employee and the Company except that any MDI-Del stock issued by MDI-Del to Employee under a stock option agreement or other stock plan or program shall be subject to Section 12 of the Employment Agreement.

     F. This Amendment shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, legatees, executors, personal representatives, successors and assigns.

     G. This Amendment shall be subject to and governed by the substantive laws of the State of Missouri, without regard to choice of law principles.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

MDI TECHNOLOGIES, INC.      MDI TECHNOLOGIES, INC.
(Missouri)                  (Delaware)


By:_____________________    By:___________________________
Title:__________________    Title:________________________

                            ______________________________
                                Todd Spence, Employee

SPOUSAL AGREEMENT AS TO SECTION 12:

The undersigned represents, warrants, and agrees: (1) that she is the spouse of the Employee named in the Employment Agreement amended by this instrument; and (2) that in order to induce the Company to provide the benefits set forth in
Section 12 of such Employment Agreement, she agrees to be bound by all of the provisions of said Section 12 as if she were the Employee provided, however, that the VTA shall be executed only upon the death of Employee, not upon the death of the undersigned.


                            ______________________________
                                   Sallie Spence

                            As of March 1, 2004

                       EXHIBIT A

            Form of Voting Trust Agreement


                VOTING TRUST AGREEMENT

     This Voting Trust Agreement (the "Agreement") is made and entered into as of this _____ day of _______________, 20___, by and among _________________________, as Trustee
(hereinafter, together with any successor, referred to as the "Trustee"), MDI Technologies, Inc., a Delaware corporation (the "Company"), and
__________________________________________________________
__________________________________________________________
__________________________________________________________
__________________________________________________________

as Beneficiaries (hereinafter, together with their successors and assigns, referred to individually as a "Beneficiary" and collectively as the "Beneficiaries").

     WHEREAS, the Beneficiaries are the record owners of ________________________ (_______________) shares (the
"Shares") of the issued and outstanding shares of the common stock of the Company, having obtained such Shares directly or indirectly from Todd A. Spence ("Spence") prior to or upon his death or legal incapacity; and

     WHEREAS, the Company and Spence previously entered into an Employment Agreement (as amended, the "Employment Agreement") pursuant to which Spence agreed that all shares of Company stock owned by him of record or beneficially at the time of his death or legal incapacity would be placed in trust under this Agreement; and

     WHEREAS, in furtherance and pursuant to the Employment Agreement, the Company and the Beneficiaries believe that it is advisable and in the best interests of the Company and of the Beneficiaries to enter into this Agreement for the purpose of creating a trust (the "Trust") and uniting the voting power of the Beneficiaries in order to secure, so far as is practicable, continuity, consistency, and efficiency of management of the Company, and for the further purpose of allowing the Beneficiaries to dispose of the Shares in an orderly and efficient manner without unduly disturbing the market for the Company's common stock.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                       ARTICLE I
             DEPOSIT OF STOCK AND ISSUANCE
             OF VOTING TRUST CERTIFICATES

Section 1.01.  Deposit of Stock.

     (a) Concurrently with the execution of this Agreement, the Beneficiaries have delivered to the Trustee certificates for all shares of stock of the Company owned by the Beneficiaries having any right to vote, whether absolute, contingent, or otherwise, other than shares that were not owned by Spence of record or beneficially at the time of his death or legal incapacity. All such Shares are duly endorsed for transfer or accompanied by duly executed instruments of transfer.

     (b) Each Beneficiary is required to deposit under this Agreement all shares of the Company's common stock that are owned by the Beneficiary and were owned by Spence of record or beneficially at the time of his death or legal incapacity. No other shares of Company common stock that the Beneficiary may own are subject to this Agreement. If, at any time prior to the expiration or termination of this Agreement, any Beneficiary obtains any additional shares of stock of the Company that Spence owned at the time of his death or legal incapacity, whether by legal process or otherwise (other than a purchase/sale using the public stock markets), such additional shares shall be deemed "Shares" under this Agreement, shall be transferred and delivered immediately by such Beneficiary to the Trustee in the form specified in
Section 1.01(a), and shall immediately become subject to this Agreement and all provisions hereof.

     (c) Promptly upon receipt of certificates representing such Shares of the Company's stock, the Trustee shall cause such certificates to be surrendered to the Company and canceled and new certificates therefor issued to and in the name of, the Trustee and shall cause the Trustee's ownership at Trustee pursuant to this Agreement to be entered in the stock transfer records of the Company. The Trustee shall cause such new certificates to bear a legend on the face thereof in the form specified in Section 2.04.

Section 1.02.  Issuance of Voting Trust Certificates.

     The Trustee shall issue and deliver to each of the Beneficiaries a Voting Trust Certificate (a "Certificate") in respect of the Shares deposited with and held by the Trustee for the benefit of such Beneficiary under this Agreement, or which are or become subject to this Agreement, in the form set forth in Exhibit A hereto. Each such Certificate shall be registered in the name of the respective Beneficiary and signed by the Trustee.

Section 1.03.  Duplicate Certificates.

     If a Certificate shall be lost, stolen, mutilated or destroyed, the Trustee, in his or her discretion, may issue a duplicate of such Certificate upon receipt of evidence of such fact satisfactory to the Trustee, upon receipt of indemnity satisfactory to the Trustee, upon receipt of the existing Certificate, if mutilated, and upon receipt of any fees and expenses applicable thereto or to such transfer.

Section 1.04.  Certificate Book.

     The Trustee shall maintain complete and correct records and books of account of all his or her transactions as Trustee, and shall maintain a book to be known as the Certificate Book containing the names of all persons who are Beneficiaries, showing their places of residence, the number of Shares represented by the Certificates held by them and other pertinent information (including tax identification numbers). Such records and books of account and the Certificate Book shall be available to the Beneficiaries upon written request; provided, however, that the Trustee shall redact any information he or she deems confidential (such as tax identification numbers, which are confidential per se).

                      ARTICLE II
                    TRUSTEE RIGHTS
            AS A SHAREHOLDER OF THE COMPANY

Section 2.01.  Action by Trustee.

     Any action taken hereunder by the Trustee shall be the act of the holder of record of the Shares, binding on the Company and the Trust and the Beneficiaries. No Beneficiary shall have any right to approve any action by the Trustee.

Section 2.02.  Trustee's Rights and Powers.

     So long as the Trustee shall hold Shares deposited pursuant to the provisions of this Agreement, the Trustee shall possess, and in his or her discretion shall be entitled to exercise in person or by nominees, agents, attorneys-in-fact, or proxies, all rights and powers of an absolute owner and holder of all such Shares, including the right to vote thereon and to take part in and consent to any corporate or stockholders' action of any kind whatsoever, and to receive dividends and distributions on all such Shares. The right of the Trustee to vote shall include the right to vote at any election of directors and in favor of, or in opposition to, any resolution or proposed action of any character whatsoever which may be presented at any meeting or require the consent of stockholders of the Company. Without limiting the foregoing, the right of the Trustee to vote shall include the right to vote the Shares deposited pursuant to this Agreement in favor of, or in opposition to, any resolution or proposed action in which he or she is personally interested, and to receive and waive any notices to stockholders as required by law or the corporate charter or by-laws of the Company.

Section 2.03.  Trustee's Limited Authority to Transfer.

     (a) Notwithstanding the provisions of Section 2.02, except as set forth in this section or in Article IV, the Trustee shall have no authority to transfer, sell or otherwise dispose of any of the Shares held in the Trustee's name or deposited with the Trustee pursuant to the provisions of this Agreement, or to which the provisions of this Agreement are or shall become applicable. The Trustee agrees that, except as otherwise provided in this Section 2.03, he or she shall take no action, nor shall he or she allow any action to be taken, by which any Shares shall be sold, transferred, or otherwise disposed of during the term of this Agreement. The Trustee agrees that he or she will not pledge, hypothecate or otherwise create any lien, claim or encumbrance upon any shares of stock subject to this Agreement, except that the exercise of voting rights by the Trustee pursuant to Section 2.02 hereof shall not be deemed to constitute any such lien, claim or encumbrance.

     (b) At any time when an offering is not being conducted under Article IV, any Beneficiary may request the Trustee to sell his or her Shares in a sale conducted through a licensed securities broker on the public securities markets. The Trustee shall use its commercially reasonable best efforts to fulfill such request so long as (A) the number of Shares sold by the Trustee for all Beneficiaries on any given day does not exceed 10% of the Company's average daily trading volume as reported on the Company's principal securities exchange or quotation service for the 20 trading days ending on the last trading day of the calendar month preceding the proposed transfer, (B) the number of Shares sold, when added together with all previous sales of Shares by the Trustee hereunder during the preceding three months, does not exceed 200% of the Company's average weekly trading volume as reported on the Company's principal securities exchange or quotation service for the 50 trading days (10 weeks consisting of 5 trading days each) ending on the last trading day of the calendar month preceding the proposed transfer, (C) all applicable securities laws and rules (such as federal Rule
144) are complied with, in the opinion of legal counsel of the Company, and (D) any lock-up or other restrictive covenant given by the Trustee to the Company or an underwriter in connection with any primary offering or secondary offering is complied with. The Trustee shall have the burden of demonstrating to the Company that the foregoing numerical limits are observed. For this purpose, a "week" shall consist of five consecutive trading days, even if those days occur in different calendar weeks. The risks and expenses of each such sale shall be borne by the Beneficiary requesting it. The Trustee may require any such Beneficiary to deliver his or her Certificates to the Trustee for cancellation prior to executing a sale of the underlying shares. The Trustee shall re-issue to such Beneficiary a new Certificate representing unsold Shares, and shall remit to the selling Beneficiary the proceeds from the sale, net of all fees, expenses, and costs. If in any instance two or more Beneficiaries request sales at the same time, the Trustee shall aggregate such requests and shall apportion expenses and sale proceeds among the selling Beneficiaries as their interests shall appear.

Section 2.04.  Subscription Procedures.

     In case any securities of the Company shall be offered for subscription to the holders of the Company's common stock, the Trustee, promptly upon receipt of notice of such offer, shall mail a copy thereof to each Beneficiary who is entitled to so subscribe. Upon receipt by the Trustee, at least five (5) business days prior to the last date fixed by the Company for subscription, of a request from any such Beneficiary to subscribe in such Beneficiary's behalf, accompanied by the sum of money required to be paid for such securities in immediately available funds, the Trustee shall make such subscription and payment on behalf of such Beneficiary, and upon receiving from the Company the certificates for the securities subscribed for, shall issue to such Beneficiary a Certificate in respect thereof if the same be securities having any right to vote, whether absolute, contingent or otherwise, or if the same be securities other than securities having such voting power, the Trustee shall deliver the same to the Beneficiary in whose behalf the subscription was made. Notwithstanding the foregoing, the Company may determine in its sole discretion in any instance that the securities offered shall not become Shares and shall not otherwise be subject to this

Agreement; in such event, the securities so subscribed shall be issued in the name of, and shall be delivered to, the Beneficiary that so subscribed.

Section 2.05.  Stock Certificate Legends.

     The Trustee agrees that all certificates representing
Shares which are, or at any time become, subject to this Agreement shall have endorsed upon them a legend as follows:

          The transfer of the shares represented hereby is restricted by provisions of a Voting Trust Agreement dated ____________________, 20_____, among the registered holder of these shares, as Trustee, MDI Technologies, Inc., and the Beneficiaries named therein, copies of which are on file at the offices of the corporation.

                       ARTICLE III
               DIVIDENDS AND DISTRIBUTIONS

Section 3.01.  Cash Dividends.

     Each Beneficiary shall be entitled, until termination of this Agreement as hereinafter provided, to receive from time to time payments equal to the amount of cash dividends, if any, collected or received by the Trustee or their successors upon the number of Shares in respect of which such Beneficiary's Certificates are issued (the "Beneficiary's Shares"). Such payments shall be made as soon as practicable, after the receipt of such dividends, to the Beneficiaries. The Trustee may arrange with the Company for the direct payment by the Company of dividends to the Beneficiaries.

Section 3.02.  Non-Stock Distributions.

     If at any time during the term of this Agreement, the Trustee shall receive or collect any moneys through a distribution by the Company to the stockholders, other than in payment of cash dividends, or shall receive any property (other than shares of the Company's common or preferred stock or securities convertible into same) through a distribution by the Company to its stockholders, the Trustee shall distribute the same to each Beneficiary in proportion to each Beneficiary's Shares.

Section 3.03.  Stock Dividend or Distribution.

     If the Trustee shall receive, as a dividend or other distribution upon any Shares held by the Trustee under this Agreement, any shares of common or preferred stock of the Company or any securities convertible into same ("Distribution Shares"), the Trustee shall hold the same subject to this Agreement for the benefit of the Beneficiaries in proportion to their respective interests, and said Distribution Shares shall be deemed "Shares" under this Agreement and shall be subject to all of the terms and conditions hereof to the same extent as if originally deposited hereunder. The Trustee shall issue Certificates in respect of such Distribution Shares to the Beneficiaries in proportion to their respective interests (which may be issued as a separate class, distinct from the Certificates issued in respect of Shares of common stock, if such Distribution Shares are securities other than common stock), and said Distribution Shares shall be subject to all of the terms and conditions hereof to the same extent as if originally deposited hereunder.

Section 3.04.  Recapitalization or Reclassification of Stock.

     In the event of a recapitalization of the Company or reclassification of the shares of stock deposited pursuant to this Agreement, the Trustee shall hold, subject to the terms of this Agreement, any shares of voting stock issued as a result of such recapitalization or reclassification in respect of shares of stock deposited pursuant to this Agreement. Certificates issued and outstanding under this Agreement at the time of such recapitalization or reclassification may remain outstanding or the Trustee may, in his or her discretion, issue new voting trust Certificates in appropriate form in substitution for the old Certificates. Such shares of voting stock shall be "Shares" hereunder and shall be subject to all of the terms and conditions hereof to the same extent as if originally deposited hereunder.

Section 3.05.  Distribution Upon Dissolution of the Company.

     In the event of the dissolution and liquidation of the Company, whether voluntary or involuntary, the Trustee as the owners of record shall receive the money, securities, rights or property to which the Beneficiaries are entitled in respect of the Shares under this Agreement and shall distribute or cause to be distributed the same among the registered holders of the Certificates ratably in accordance with the number of shares represented by their respective Certificates.

Section 3.06. Distributions Upon Merger or Reorganization of the Company.

     (a) In the event the Company is merged or consolidated into another corporation so that the Shares are extinguished and converted into the right to receive cash or other property (not including equity securities of the surviving corporation), the transaction shall be treated as a dissolution of the Company in accordance with Section 3.05.

     (b) In the event the Company is merged or consolidated into another corporation so that the Shares are extinguished and converted into (among other things) the right to receive equity securities of the surviving corporation, the Trustee shall:

          (i) receive and hold under the terms of this Agreement any shares of voting stock of the successor corporation received on account of such merger or consolidation in respect of the Shares deposited under this Agreement (in which case Certificates issued and outstanding under this Agreement at the time of such merger or consolidation may remain outstanding or the Trustee may, in their discretion, substitute for such Certificates new voting trust certificates in appropriate form) and such shares shall be "Shares" hereunder and shall be subject to all of the terms and conditions hereof to the same extent as if originally deposited hereunder, and

          (ii) distribute or cause to be distributed any money, non-voting securities, rights or other property so received among the Beneficiaries ratably in accordance with the number of Shares represented by their respective
Certificates.

The Beneficiaries hereby agree to execute any amendments to this Agreement, if any are necessary, to perpetuate this Trust under the reorganized corporation.

                      ARTICLE IV
             REGISTRATION AND SALE RIGHTS

Section 4.01.  Commitment to Consult with Underwriter.

On every even-numbered anniversary of the commencement of the Term of the Trust (and more often if the Company so chooses), the Company agrees to consult with a regional or national U.S. equities underwriter of good reputation (the "Underwriter") selected by the Company to determine in good faith the efficacy of conducting an underwritten registered secondary offering of the Shares (the "Secondary Offering") as provided herein. The Underwriter may be the Company's investment banker or financial advisor, or any other qualified firm selected by the Company.

Section 4.02.  Secondary Offering Requirements.

     Each Secondary Offering must satisfy all of the following requirements: (a) it must be firmly underwritten;
(b) it must be for at least 2% of the Company's then-outstanding shares of common stock (unless combined with a primary offering as described below); (c) the Underwriter must determine (in its good-faith judgment) that the Secondary Offering is not reasonably likely to close at a gross sale price less than 90% of the lowest 20-consecutive-trading-day average price occurring within the 40 consecutive trading days immediately preceding the day the Underwriter first is asked to make its determination; (d) the Underwriter must propose an underwriting commission or discount and the Company in good faith must determine that the underwriting commission or discount is commercially reasonable and in any case does not exceed 10%; and, (e) the Underwriter must determine (in its good-faith judgment) that the Secondary Offering is not likely to interfere substantially with any then-existing plan or proposal by the Company to conduct any primary securities offering. A Secondary Offering may be combined with a primary offering by the Company if the Company finds that to be convenient, but the success of any primary offering by the Company must take precedence over a Secondary Offering by the Trust. A Secondary Offering may be for all of the Trust's Shares or the largest portion that the Underwriter determines may be sold under the conditions above. The Company agrees to instruct the Underwriter to seek to maximize the number of Shares sold in each Secondary Offering, subject to the foregoing requirements. The Underwriter is not required to guarantee at the time the foregoing determinations are made that a Secondary Offering ultimately will achieve any particular price or be accomplished in any particular manner at any particular time; the Underwriter is required only to use its best judgment in good faith in making the determinations above.

Section 4.03.  Conduct of Secondary Offering.

     (a) If the Underwriter determines that a Secondary Offering can be accomplished as provided above, the Company and the Trustee shall proceed to engage the Underwriter and to proceed with the Secondary Offering at the maximum number of Shares that the Underwriter is willing to sell on a firm-commitment basis. The Trustee shall notify the Beneficiaries of that determination, and shall inform the Beneficiaries of material developments in the offering process (i.e., the effectiveness of the registration, the signing of the underwriting agreement, and the closing of the offering). The Company and the Trustee shall use their best efforts to close the Secondary Offering as quickly as possible on a commercially reasonable basis in conformity, however, with the terms and conditions of this Agreement.

(b) In furtherance of each Secondary Offering, the Company shall file a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act") on the appropriate form of the Securities and Exchange Commission (the "SEC") and shall use its commercially reasonable best efforts to cause the SEC to declare it effective as promptly as possible. The Company may elect to file a so-called "shelf" Registration Statement under SEC Rule 415 and to maintain its effectiveness in advance of need, but is not required to do so.

     (c) The Trustee shall provide the Company and the Underwriter with any and all information concerning the Trustee, the Trust, and the Beneficiaries required to be included in the Registration Statement. Each Beneficiary agrees to provide the Trustee, within 10 days after any written request, with any and all information requested by the Trustee for the purpose of inclusion in the Registration Statement, and to immediately inform the Trustee of any changes thereto during the continuation of any Secondary Offering.

     (d) The Company may delay filing the Registration Statement for up to four months if the Company's Board of Directors determines in good faith that the registration process, including (among other things) the public disclosures attendant thereto, at that time would be substantially detrimental to the Company or impose a substantial hardship on the Company in connection with one or more specific and material activities then contemplated by the Company, or that the delay would allow the Company to take advantage of a substantially beneficial situation. For example: if the Company were in merger discussions at that time, the Board might determine that conducting a registered public offering of stock would impose disclosure obligations inconsistent with the Company's best interests in pursuing the merger opportunity; or, if the Company were about to launch a registered primary offering, the Company might delay the Secondary Offering so that it could be combined with such primary offering and thus realize cost and time savings. After such delay period has passed, if the Secondary Offering has not already commenced, the Company promptly shall cause the Underwriter to re-determine whether a Secondary Offering is efficacious as provided in Sections 4.01 and 4.02.

     (e) The Company shall use its commercially reasonable best efforts to cause each Registration Statement to remain effective until the closing of the related Secondary Offering, and shall use its commercially reasonable best efforts to qualify the Shares for registration (or applicable exemption) in such U.S. and Canadian jurisdictions as the Underwriter deems appropriate to successfully conclude and close the Offering. The Company further shall use its commercially reasonable best efforts to cause the Shares sold to be listed for trading or quotation on the Company's then-current principal securities exchange, market, or quotation system.

     (f) The costs of the Registration Statement, the underwriting, and the entire Secondary Offering process (including legal and accounting fees and expenses, printing and engraving, transfer agent, and all other costs) shall be borne entirely by the Company other than the following: the underwriting commission or discount (which shall be paid by the Trust); securities transfer and other taxes, charges, and assessments associated with the Offering and its closing (which shall be paid by the Trust); and, fees and expenses of any legal counsel or other advisor that any Beneficiary chooses to engage for itself (which shall be paid entirely by that Beneficiary). In his or her discretion, the Trustee may engage one law firm as legal counsel to represent the Trust and the interests of all Beneficiaries and to advise the Trustee concerning its responsibilities; the Company shall pay the reasonable fees and expenses of that law firm. The Shares, and the proceeds therefrom, shall be used to pay the costs payable by the Trust as seller of the Shares.

     (g) The Company and the Trustee shall negotiate, execute, and deliver a commercially reasonable underwriting agreement with the Underwriter. The gross sale price at which the Shares are to be offered shall not be less than 90% of the lowest 20-consecutive-trading-day average price occurring within the 40 consecutive trading days immediately preceding the day the underwriting agreement is executed and delivered. The underwriting commission or discount specified in the underwriting agreement shall be consistent with the requirements of Section 4.02(d).

     (h) During each Secondary Offering, the Company and the Trustee (if needed) shall cooperate fully with the Underwriter's commercially reasonable requests for Company personnel to conduct or attend investor presentations (also known as "road shows"), for due diligence examinations of Company records and personnel, for press releases and announcements, and for all the other matters normally attendant to a registered offering of a substantial number of shares of stock. The Company and the Trustee agree to execute and deliver customary supplemental agreements, closing certificates, and other documents as required by the underwriting agreement or imposed as a condition to closing, and to cause to be delivered such legal opinions, letters from auditors, and other third-party documents as may be required by the underwriting agreement or imposed as a condition to closing.

     (i) During the Term, the Company continuously shall remain current in all of its reporting and other disclosure obligations under the U.S. federal securities laws, the rules of the SEC, and the rules of the Company's principal stock exchange, stock market, or quotation system. During the time each Secondary Offering is being conducted the Company shall cause the Registration Statement, from the time it becomes effective until the closing of the Offering, to be true, accurate, and complete in all material respects, and to be fully in conformity with all SEC and other applicable legal requirements.

     (j) The Trustee shall act for the Trust as seller of the Shares in all matters relating to the Secondary Offering.
No Beneficiary shall have any right to act as a seller or for the Trust.

     (k) All Shares sold in the Offering shall be for the pro-rata benefit of all Beneficiaries. The proceeds from the closing and sale, net of the discount and all other costs payable by the Trust, shall be distributed to the Beneficiaries in proportion to their interests represented by their Certificates. The Trustee shall require each Beneficiary, as a condition to receiving his, her, or its distribution, to deliver his, her, or its Certificate(s) for cancellation. Such old Certificate(s) shall be replaced by a new Certificate reflecting the Beneficiary's pro-rata interest in the new, lesser number of Shares held in the Trust. The Trustee shall issue Certificates reflecting fractions of a Share as necessary, and may consistently use any rounding method he or she finds to be convenient and fair; however, the Trustee is not required to record or reflect fractions less than one one-hundredth of a Share.

Section 4.04.  Indemnity.

     (a) Indemnification by the Company. In the event of a registration of any Shares hereunder, the Company will indemnify and hold harmless the Trust, Trustee, and each Beneficiary and any underwriter (as defined in the 1933 Act) of such Shares and each other person, if any, who controls any such person within the meaning of the 1933 Act, and their respective directors, officers, partners, members, agents and affiliates, and each of their successors from and against, and will reimburse such indemnified person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such person may become subject under the 1933 Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel (including those incurred in connection with any claim for indemnity hereunder) insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses (or actions, or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement under which securities were registered under the 1933 Act, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the 1933 Act or any state or provincial securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, that the Company will not be liable in any case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission so made in reliance upon and in strict conformity with information furnished by such person in writing specifically for use in the preparation thereof. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of such securities by such person.

     (b) Indemnification by Trustee, Trust, and the Beneficiaries. The Trustee, Trust, and each Beneficiary, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and any person who controls the underwriter and each of their successors from and against, and will reimburse the Company and such other indemnified person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company or such person may become subject under the 1933 Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided, that such indemnitor will be liable in any such case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in strict conformity with written information furnished by such person specifically for use in the preparation thereof. The liability of each indemnitor under this Section shall be limited to the proportion of any such claim, action, demand, loss, damage, liability, cost or expense which is equal to the proportion that the public offering price of the Shares sold by such person under such Registration Statement bears to the total offering price of all Shares sold thereunder, but not, in any event, to exceed the proceeds received by such indemnitor from the sale of Shares covered by the Registration Statement. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of such securities by the indemnitor.

     (c) Notices of Claims, etc. Promptly after receipt by a party to be indemnified pursuant to the provisions of this
Section 12(l) (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of this Section 12(l), notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section and shall not relieve the indemnifying party from liability under this Section unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after the notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section 12(l) for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Contribution. In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (i) the Trust or any Beneficiary exercising rights under this Agreement, or any controlling person of any such person, makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Trust or any such Beneficiary or any such controlling person in circumstances for which indemnification is provided under this Section, then, and in each such case, the Company and the Trust and such Beneficiary will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Trust or the Beneficiary on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Trust or Beneficiary on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Trust or Beneficiary on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that, in any such case,
(A) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (B) neither the Trust nor any Beneficiary will be required to contribute any amount in excess of the proceeds received by the Trust or such Beneficiary from the sales of Shares covered by the Registration Statement.

     (e) Other Indemnification. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the Secondary Offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 4.05  Primary Offering Lock-up.

     If the Company conducts an underwritten registered primary offering of Shares to the public and if the underwriter so requests, the Trustee shall execute and deliver a lock-up agreement, in the underwriter's customary form, preventing the Trust from selling Shares for that period of time which then is customary for issuers like the Company. This covenant shall apply whether or not the Trust participates as a selling shareholder in such offering.

                      ARTICLE V
                     THE TRUSTEE

Section 5.01.  Trustee's Right to Delegate.

     The Trustee may vote all stock held hereunder in person or by such person or persons (including any Beneficiary) as he or she may from time to time select as proxy or proxies. The Trustee may employ or use the services of accountants, attorneys, or any other qualified personnel to assist them or their agents to carry out any of the duties undertaken pursuant to this Agreement.

Section 5.02.  Trustee's Right to Call Meetings of the
Beneficiaries.

     The Trustee may call a meeting of the Beneficiaries for any purpose which the Trustee desires, including but not limited to discussions of any past or future exercise of their rights or powers under this Agreement, or for other informational purposes. Any vote of the Beneficiaries taken at a meeting called pursuant to this Section is advisory and not binding on the Trustee unless the Trustee declares to the Beneficiaries in writing in advance that the Trustee desires the vote to be binding in connection with a specified action.

Section 5.03.  Trustee's Right to Indemnification.

     The Company agrees to indemnify and hold harmless the Trustee and each agent or attorney of the Trustee acting hereunder from and against all liability and claims or proceedings of any nature arising from or in connection with the acceptance or administration of the Trust and the performance of his or her duties and obligations hereunder and the exercise of his or her rights and powers except liability and claims based solely upon the Trustee's malfeasance, and subject to such exception further agrees to be responsible for and to pay all damages, costs and expenses of or assessed against the Trustee of any nature, including attorney's fees, in connection with any such claim or proceeding.

Section 5.04.  Trustee Compensation.

     The Trustee shall not be entitled to compensation for his or her services as Trustee hereunder, but shall be entitled to reimbursement by the Company for all ordinary and necessary expenses associated with the administration of the Trust. The Company may provide administration services to the Trust directly, using its own staff, in satisfaction of this obligation.

Section 5.05.  Trustee's Right to Participate.

     The Trustee herein appointed and his or her successors may be parties to this Agreement as Beneficiaries. The Trustee and any firm or corporation of which he or she may be members, agents or employees and any corporation, trust or association of which he or she may be Trustee, stockholder, director, officer, agent or employee may contract with or be or become pecuniarily interested, directly or indirectly, in any matter or transaction to which the Company or any subsidiary or controlled or affiliated corporation may be a party or in which it may be concerned, as fully and freely as though such Trustee were not Trustee hereunder. The Trustee may act as director and/or officer of the Company and/or of any subsidiary or controlled or affiliated corporation of the Company.

Section 5.06.  Trustee's Powers.

     (a) The Trustee is authorized and empowered to construe this Agreement, and his or her reasonable construction made in good faith shall be conclusive and binding upon the Beneficiaries and upon all parties hereto.

     (b) In voting Shares or in doing any act in respect of the control or management of the Company or its affairs, as holder of stock deposited hereunder or held in the Trustee's name, the Trustee shall exercise his or her best judgment in the interests of the Company to the end that its affairs shall be properly managed for the benefit of all Beneficiaries as indirect beneficial stockholders of the Company, and may in furtherance thereof cast all shares of stock subject to this Agreement in favor of any individual, the Trustee, or one or more Beneficiaries, as director of the Company; provided however, the Trustee assumes no responsibility as Trustee in respect to the management of the Company or in respect of any action taken by him or her or taken by the Company on the basis of his or her consent thereto or vote so cast.

Section 5.07.  Trustee's Liability.

     (a) The Trustee shall not be liable for any error of judgment nor for any act done or omitted, nor for any mistake of fact or law nor for anything which he or she may do or refrain from doing in good faith, nor generally shall the Trustee have any accountability hereunder, except for his or her individual willful default, deceit, fraud, or gross negligence. Furthermore, upon any judicial or other inquiry or investigation of or concerning the Trustee's acts pursuant to his or her rights and powers as Trustee, such acts shall be deemed reasonable unless proved to the contrary by clear and convincing evidence.

     (b) The Trustee shall not be liable in any event for acts or defaults of any employee, agent, proxy or attorney in fact of the Trustee. The Trustee shall always be protected and free from liability in acting upon any notice, request, consent, certificate, declaration, telegram, fax, email, telex, guarantee, affidavit or other paper or document or signature believed by him or her to be genuine and to have been signed by the proper party or parties or by the party or parties purporting to have signed the same, whether in paper, electronic, or other format.

     (c) The Trustee may consult with legal counsel, pursuant to Section 5.01 hereof, which may be counsel to the Company, and any action under this Agreement taken or suffered in good faith by him in accordance with the opinion of such counsel shall be conclusive upon the parties hereto and the Trustee shall be fully protected and be subject to no liability in respect thereof.

Section 5.08.  Trustee Removal, Resignation, and Replacement.

     The Trustee may resign by giving notice to each of the Beneficiaries and to the Company of his or her resignation twenty-one (21) days prior to the effective date of such resignation. The

Trustee shall be deemed to have resigned in the event of his or her death or incapacity for more than 30 consecutive days. The Trustee may be removed by the Company, with the consent of a majority in interest of the Beneficiaries, and may be removed by a majority in interest of the Beneficiaries, with the consent of the Company, in either case at any time. The initial Trustee is an employee of the Company. If at any time the Trustee ceases for any reason to be an employee or director of the Company, the Company may remove the Trustee and may do so with or without the consent of a majority in interest of the Beneficiaries. If the Trustee resigns or is removed, the Company's Board of Directors may appoint a new Trustee without the approval of the Beneficiaries except that, if the Trustee is removed by the Company following termination of employment without the consent of a majority in interest of the Beneficiaries, the new Trustee must be approved in writing by at least one Beneficiary prior to or within 30 days after appointment. Any newly-appointed Trustee shall notify the Beneficiaries of his or her appointment promptly thereafter. During any interim period when no person is Trustee, the Company may appoint an interim Trustee who shall have all administrative powers of the Trustee but who may not participate in any voting or sale of Shares.

Section 5.09. Trustee's Acceptance of Trust and Limitations on Share Transfer.

     The Trustee by executing this Agreement accepts the trust created hereby and agrees to carry out the terms and provisions hereof. The Trustee hereby consents to be bound by the terms of this Agreement.

                      ARTICLE VI
                     TERMINATION

Section 6.01.  Termination or Extension.

     (a) This Agreement shall terminate in any event upon the twentieth anniversary of the date hereof (such period defined as the "Term").

     (b) This Agreement shall terminate prior to the end of said Term upon the occurrence of any of the following described events:

          (i) the mutual written agreement by the Trustee, the Company, and all Beneficiaries to terminate this Agreement;

          (ii) the distribution of all proceeds from the Shares relating to a dissolution, merger, or other transaction pursuant to Section 3.05 or 3.06, or from the sale of all Shares pursuant to Article IV;

          (iii) the agreement of the Trustee and the Company if at any time the total number of Shares held by the Trustee is less than 4% of the Company's then-outstanding shares of common stock as publicly reported by the Company on its most recent audited balance sheet as of the last day of its most recently completed fiscal year;

          (iv) the cessation of the Company's status as a public reporting company under the Securities Exchange Act of 1934, as amended after a determination by the Company's Board of Directors, in good faith, to cause the Company to "go private."

     (c) Except as otherwise expressly provided in this Agreement, the trust created by this Agreement is hereby expressly declared to be irrevocable.

Section 6.02.  Trustee's Rights and Duties Upon Termination.

     As soon as practicable after the termination of this Agreement with respect to any Shares that remain deposited with the Trustee hereunder, the Trustee shall deliver to the Beneficiaries stock certificates or instruments of transfer representing the number of shares of the Company's stock to which such Beneficiary is entitled upon such termination, such delivery to be contingent upon the surrender by the Beneficiary of the Certificates issued by the Trustee in respect of such shares, properly endorsed for transfer, and upon payment by the Beneficiaries of a sum sufficient to cover any tax or governmental charge in respect of the transfer or delivery of such stock certificates.

                     ARTICLE VII
         RESTRICTIONS ON TRANSFER OF VOTING TRUST
  CERTIFICATES OR OF ANY BENEFICIAL INTERESTS HEREUNDER

Section 7.01.  Nature of Restrictions.

     Subject to Section 8.13, no beneficial interests, whether or not represented by Certificates issued pursuant to this Agreement, in any Shares of stock of the Company deposited pursuant to this Agreement shall be sold, assigned, hypothecated, pledged or transferred, in any manner whatsoever, whether by any voluntary or involuntary act, or by gift or by operation of law, unless the transferor provides the Trustee and the Company with an opinion of legal counsel, acceptable to them, to the effect that the transfer does not violate applicable federal and state securities laws. Interests in the Trust are not registered under any securities law, and neither the Trustee nor the Company are required to effect any such registration. The Company has the right to prevent any transfer, whether or not in compliance with applicable securities laws, if the number of Beneficiaries is 50 or greater, except in the case of a transfer by operation of the will of a deceased Beneficiary or the laws of intestacy. The Trustee shall ignore any purported transfer of Certificates, Shares, or beneficial interests not effected in accordance with this Agreement, unless and except to the extent the Company consents to such transfer in writing and the purported transferee becomes a Beneficiary hereunder by written instrument satisfactory to the Trustee.

Section 7.02.  New Beneficiaries.

     Each person to whom an interest in the Trust is properly transferred shall become a Beneficiary, and the transfer shall become effective, upon the execution by such transferee of this Agreement, acknowledged by the Trustee, and the issuance of a Certificate to him, her, or it. The Trustee must acknowledge any transfer made in conformity with this Agreement.

Section 7.03.  Legend.

     Each Beneficiary agrees that all Certificates now held or hereafter obtained by him, her, or it shall have placed upon them a legend substantially in the form set forth below:

          The transfer of the beneficial interests represented hereby is restricted by provisions of a Voting
Trust Agreement dated ____________________, 20_____, among
the Trustee thereunder, MDI Technologies, Inc., and the Beneficiaries named therein, copies of which are on file at the offices of the corporation.

                     ARTICLE VIII
                     MISCELLANEOUS

Section 8.01.  Relationships Created Hereunder.

     The trust created by this Agreement is not intended to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company, or association. The relationship of the Beneficiaries to the Trustee shall be solely that of Beneficiaries of the Trust created by this Agreement and their rights shall be limited to those conferred upon them by this Agreement.

Section 8.02.  Right of Examination.

     An executed counterpart of this Agreement shall be deposited with the Company at the Company's principal offices from time to time. This Agreement shall be subject to the same right of examination by a stockholder of the Company in person or by agent or attorney, as are the books and records of the Company, and shall be subject to examination by any holder of a beneficial interest in the voting trust created by this Agreement, either in person or by agent or attorney, at any reasonable time for any proper purpose. All Beneficiaries and the Trustee acknowledge that the Company may be required to disclose this Agreement to the public and/or to public agencies, such as the U.S. Securities and Exchange Commission, and all hereby consent thereto and waive any right to keep information herein private.

Section 8.03.  Entire Agreement; Modifications.

     The Agreement represents the entire understanding and agreement of the parties hereto with respect to the subject matter hereof, and cannot be amended, supplemented or changed orally, but only by an agreement in writing signed by the party or parties against whom enforcement it sought and making specific reference to this Agreement. This Agreement may not be amended except by a writing executed by the Company, by the Trustee, and by Beneficiaries holding Certificates representing beneficial interests in at least 75% of the Shares.

Section 8.04.  Notices.

     Any and all notices, requests, demands, or other communications provided for hereunder shall be given in writing by personal service or by registered or certified mail, postage prepaid, addressed to the intended recipients at such addresses as the intended recipients may have most recently designated in written notices to the Trustee at the time of executing this Agreement or otherwise. Every notice so given shall be effective whether or not received, and such notice shall for all purposes be deemed to have been given on the date of mailing thereof. A notice shall be deemed to have been received when delivered personally or five days after being mailed, first class U.S. postage prepaid.

Section 8.05.  Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, legatees, executors, administrators, and assigns.

Section 8.06.  Gender and Number.

     With respect to words used in this Agreement, the singular form shall include the plural form, the masculine gender shall include the feminine or neuter gender, and vice versa, as the context requires.

Section 8.07.  Descriptive Headings.

     The descriptive headings of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 8.08.  Counterparts.

     This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute one instrument.

Section 8.09.  Severability.

     If in any judicial proceedings a court shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

Section 8.10.  Governing Law.

     This Agreement shall be construed under and its validity determined by the substantive laws of the State of Missouri without regard to choice of law principles.

Section 8.11.  Remedies.

     The parties hereto shall have all remedies for breach of this Agreement available to them provided by law or equity. Without limiting the generality of the foregoing, the parties agree that in addition to all other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief and that in the event any action or proceeding is brought in equity to enforce the same, no party will urge, as a defense, that there is an adequate remedy at law.

Section 8.12.  Third Parties.

     Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective permitted transferees, successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over or against any party to this Agreement.

Section 8.13.  Lienholders.

     The Trustee shall not be required to take notice of any person purported to possess a lien or other interest in Shares or in Certificates, but may elect to do so on a case-by-case basis in its sole and absolute discretion. If a person notifies the Trustee that such person has a lien or other interest in Certificates or any underlying Shares, the Trustee may take whatever action it deems appropriate, but in any event shall notify the affected Beneficiary of the claimed lien. In any case where the Trustee determines to recognize a lien, whether accompanied by the assent of the affected Beneficiary or otherwise, the Trustee shall record the lien on its Certificate Book and thereafter any action hereunder by that Beneficiary may be taken only if both the Beneficiary and the lienholder act in concert. Moreover, in such a case, if such Beneficiary's underlying Shares are sold hereunder, the Trustee shall not disburse the net proceeds from such sale except in accordance with written instructions from the recognized lienholder; the Trustee shall be completely absolved from any liability connected with disbursing in accordance with any such written instructions, absent the Trustee's willful fraud or bad faith.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands as of the day and year first above written.

TRUSTEE:                  INITIAL BENEFICIARIES:


_______________________   ________________________________
Name:                     Name:


MDI TECHNOLOGIES, INC.    ________________________________
                          Name:

By:____________________
   Authorized Officer     ________________________________
                          Name:


                          ________________________________
                          Name:

         Signature Page for New Beneficiaries (pursuant to
Section 7.02):

     IN WITNESS WHEREOF, the undersigned Trustee and transferee hereto have hereunto set their respective hands as of the day and year first above written, and by these acts the transferee has become and is a Beneficiary under the Voting Trust Agreement dated as of ___________________ among the Trustee, MDI Technologies, Inc., and the Beneficiaries named therein.



TRUSTEE:                  TRANSFEREE/NEW BENEFICIARY:


_______________________   ________________________________
Name:                     Name:

                       EXHIBIT A

No. ____________________
____________________ SHARES

               VOTING TRUST CERTIFICATE
                MDI TECHNOLOGIES, INC.
  (Incorporated under the laws of the State of Delaware)

     THIS CERTIFIES that there have been deposited with the undersigned as Trustee under the Voting Trust Agreement (the "Agreement") dated ____________________, 20____ and any amendments thereto, certificates or instruments of transfer for shares of MDI Technologies, Inc., a Delaware corporation (the "Company"), in the number set forth above on this Certificate, and that____________________, or registered assigns, is entitled to all the benefits specified in the Agreement arising from said shares deposited with the Trustee, all as provided in and subject to the terms and conditions of the Agreement to which reference is hereby made.

     Until the Trustee shall have delivered the stock or instruments of transfer held by him or her under the Agreement to the holders of the Voting Trust Certificates issued pursuant to the Agreement, the Trustee in trust shall possess and shall be entitled to exercise all rights and powers of every nature of absolute owner and holder of said stock, including the right to vote said shares and to take part in and consent to any corporate or stockholders' action of any kind whatsoever (including, without limitation, approval of or consent to any merger or consolidation to which the Company may be a party, whether or not the surviving party, the dissolution of the Company or the sale of any part or all of its business and assets), it being expressly stipulated that no voting right passes to the above-named owner hereof or assigns by or under this Certificate or by or under any agreement, express or implied. The holder of this Certificate, by acceptance hereof, consents to all the provisions of the Agreement and agrees to be bound thereby, and further agrees to execute and deliver to the Trustee a signature page as a "Beneficiary" under the Agreement.

     This Certificate is transferable on the books of the Trustee only in accordance with the provisions of the Agreement and only by the registered holder hereof in person or by attorney duly authorized, and upon the surrender hereof.

     IN WITNESS WHEREOF, the Trustee has executed this Certificate this _____ day of ________________, 20_____.

                           ______________________________
                           _____________________,
                           Trustee


The transfer of the beneficial interests represented hereby is restricted by provisions of a Voting Trust Agreement dated ____________________, 20_____, among the Trustee thereunder,
MDI Technologies, Inc., and the Beneficiaries named therein, copies of which are on file at the offices of the corporation.